UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2026

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Leggett Road,
Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On May 20, 2026, Karl G. Glassman, the Company’s President and Chief Executive Officer, delivered a notice of termination of the Aircraft Time Sharing Agreement (the “Agreement”) previously entered into between the Company’s wholly-owned subsidiary, L&P Transportation LLC, and Mr. Glassman. The termination will be effective May 30, 2026, in accordance with the terms of the Agreement. The Agreement was dated May 20, 2024, and was filed May 21, 2024 as Exhibit 10.3 to the Company’s Form 8-K. The Agreement provided that Mr. Glassman could lease certain Company aircraft (now expected to be sold) with flight crew on a non-exclusive basis for personal travel for him and his guests subject to Mr. Glassman reimbursing the Company for the aggregate incremental cost of such flights, including the costs of any “deadhead” flights necessitated by such personal use.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The amendment and restatement of the Company’s Flexible Stock Plan (the “Plan”) was approved by shareholders at the Annual Meeting of Shareholders held May 21, 2026. The Plan provides for the award of stock-based and other benefits (including stock options, stock appreciation rights, restricted stock, stock units, cash and equity performance awards, other stock-based awards and other awards) to attract and retain valuable employees, directors and other key individuals, align the interests of participants with those of shareholders, and reward outstanding performance. The Plan has a term of 10 years expiring in 2036.

Our named executive officers, Karl G. Glassman (President & CEO), Benjamin M. Burns (Executive Vice President & CFO), J. Tyson Hagale (Executive Vice President, President – Bedding Products), R. Samuel Smith, Jr. (Executive Vice President, President – Specialized Products and Furniture, Flooring & Textile Products) and Jennifer J. Davis (Executive Vice President & General Counsel) along with our non-employee directors and other key employees, are eligible to receive awards under the Plan. The material terms and conditions of the Plan and the amendments adopted by the shareholders at the Annual Meeting have been previously reported under “Proposal Four: Approval of the Amendment and Restatement of the Flexible Stock Plan” in the Company’s Proxy Statement (beginning on page 22), filed April 7, 2026 (the “Proxy Statement”), and in the Plan document attached as an Appendix to the Proxy Statement. The amendments to the Plan included:

(a)

increasing the number of shares available for future grant under the Plan by 4.0 million. After the amendment, as of March 13, 2026, there was a total of approximately 8.2 million shares available for future grant under the Plan (excluding forfeitures of existing awards that again become available for issuance under the Plan);

(b)	extending the term of the Plan by one year to May 21, 2036;

(c)	adding a non-employee director annual compensation limit of $750,000, which includes the grant date fair value of equity awards and cash or other consideration; and

(d)	adding a requirement for the CEO to hold for at least one year any net shares received (i.e., shares remaining after payment of taxes) from the exercise of stock options or stock appreciation rights.

The above disclosure is only a brief description of the Plan, as amended and restated, and is qualified in its entirety by the description under “Proposal Four: Approval of the Amendment and Restatement of the Flexible Stock Plan” in the Proxy Statement, and the Flexible Stock Plan, attached as an Appendix to the Proxy Statement, each of which is incorporated herein by reference. The Plan, as amended and restated, is incorporated herein by reference as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 21, 2026. In connection with this meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Matters voted upon were (i) the election of eight directors; (ii) the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) an advisory vote to approve named executive officer compensation as described in the Company’s Proxy Statement; and (iv) approval of the amendment and restatement of the Company’s Flexible Stock Plan. The number of votes cast for and against, as well as abstentions and broker non-votes, with respect to each matter, as applicable, are set forth below.

1. Proposal One: Election of Directors. All eight nominees for director listed in the Proxy Statement were elected to hold office until the 2027 Annual Meeting of Shareholders, or until their successors are elected and qualified, with the following vote:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Angela Barbee	98,172,016	2,349,409	92,644	17,351,084
Robert E. Brunner	93,715,506	6,767,907	130,656	17,351,084
Mary Campbell	98,208,378	2,316,095	89,596	17,351,084
Karl G. Glassman	95,943,472	4,583,084	87,513	17,351,084
Joseph W. McClanathan	88,671,982	11,851,234	90,853	17,351,084
Srikanth Padmanabhan	97,088,244	3,431,088	94,737	17,351,084
Jai Shah	98,204,271	2,313,768	96,030	17,351,084
Phoebe A. Wood	93,146,790	7,363,534	103,745	17,351,084

2. Proposal Two: Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
115,178,397	2,605,282	181,474	N/A

3. Proposal Three: Advisory Vote to Approve Named Executive Officer Compensation. The advisory vote to approve the Company’s named executive officer compensation package as described in the “Executive Compensation and Related Matters” section of the Company’s Proxy Statement (commonly known as “Say-on-Pay”) was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
94,779,810	5,660,419	173,840	17,351,084

4. Proposal Four: Approval of the Amendment and Restatement of the Company’s Flexible Stock Plan. The amendment and restatement of the Company’s Flexible Stock Plan was approved with the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
96,541,944	3,891,677	180,448	17,351,084

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1*	The Company’s Flexible Stock Plan, amended and restated, effective as of May 21, 2026, filed April 7, 2026 as an Appendix to the Company’s Proxy Statement, is incorporated herein by reference.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: May 22, 2026	By:	/s/ JENNIFER J. DAVIS
Jennifer J. Davis Executive Vice President – General Counsel

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